PAGE 1
---------------------------------
Keystone Balanced Fund (K-1)
Seeks income and growth from a quality selection of stocks and bonds.

Dear Shareholder:

We are pleased to report to you on activities in Keystone Balanced Fund (K-1) for the six-month period which ended December 31, 1995.

Performance

Your Fund returned 11.47% for the six-month period and 27.13% for the twelve-month period which ended December 31, 1995. For the same periods, the Standard & Poor's 500, a broad-based index of common stocks, returned 14.45% for the six months and 37.58% for the twelve months. The Lehman Aggregate Bond Index returned 6.31% for six months and 18.48% for twelve months.

  We think your Fund produced excellent results for a conservatively managed balanced fund. For 1995, it outperformed the average return of balanced funds according to Lipper Analytical Services, Inc.(1)

A robust market environment

This was a remarkable period for stock and bond investors. Only nine times in the last fifty years have stocks provided returns above 30%. And bonds rarely realize double-digit returns as they did last year. The strong market performance of the first six months of 1995 continued during the second half of the year. The slow growth, low inflation environment was positive for equity investors. Many companies continued to report strong earnings. In addition, the downward trend in interest rates and subdued inflation was also favorable for fixed-income investors, resulting in higher bond prices.

  Keystone Balanced Income Fund (K-1) invests in stocks of established companies that pay dividends and in quality bonds. Historically these investments have provided more consistent returns than higher risk investments. And the six month period was no exception to this. We believe it has been this balanced approach that is responsible for your Fund's positive performance in 19 of the last 21 years.

Steady asset allocation

We maintained your Fund's asset allocation among stocks and bonds throughout the six-month period. As of December 31, 1995, stocks accounted for 60% and bonds accounted for 38% of net assets, with the balance in cash and other obligations. Your Fund's bond holdings provided attractive income and we also expected them to appreciate as interest rates declined. The Fund's balanced approach proved to be particularly effective during the period under review.

Our outlook

We were encouraged by the market's strong showing in 1995 and expect that the positive environment for stocks should continue in 1996. However, we expect some companies may have lower earnings in 1996 as the economy continues on its slow growth path. As a result, we think investors should expect returns to be closer to the long-term historical returns.

                                 --continued--

---------------
(1)Lipper Analytical Services, Inc., an independent mutual fund rating service. The average one-year return of 249 balanced funds was 25.16% as of December 31, 1995. Lipper ranks funds based on total returns, which includes reinvestment of dividends and does not include the effects of sales charges. Past performance is no guarantee of future results.

PAGE 2
---------------------------------
Keystone Balanced Fund (K-1)

  Some investors might argue that the extraordinary returns of 1995 must inevitably be followed by a market correction the following year. However, this has not been the case historically. For example, seven of the nine 30%-plus return years since 1945 were followed by positive total return years. The two negative return years saw returns of -5% and -3%. For bonds, nine of the twelve 10%-plus return years were followed by positive total return years. For the three years that were not positive, returns were -0.7%, -3% and -8%.

  While there is no assurance that history will repeat itself, we continue to have a positive outlook for the markets in 1996. Our favorable outlook is based on a continuation of solid market fundamentals. We expect slow but positive economic growth to continue; inflation should remain under control; the deficit should continue to shrink as a percentage of our gross domestic product and interest rates should be stable or decline slightly as the Federal Reserve Bank seeks to stimulate the economy.

  Overall, we believe your Fund's balanced approach makes sense for investors seeking consistent, long term returns in varying market conditions. And we think Keystone Balanced Income Fund (K-1) provided generous rewards to shareholders while pursuing a conservative approach.

  We appreciate your continued support of Keystone Balanced Fund (K-1). If you have any questions or comments about your Keystone investment, we encourage you to write to us.

Sincerely,

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

George S. Bissell
Chairman of the Board
Keystone Funds
                                                [photos of Elfner and Bissell]
February 1996                   Albert H. Elfner, III        George S. Bissell

Keystone Introduces Investment Insight Line for Shareholders

Now you can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear senior portfolio manager Walter McCormick discuss his latest strategy for Keystone Balanced Fund (K-1). You can also listen to Keystone's overall market outlook from James McCall, chief investment officer and other fund updates. The service is available 24 hours a day, seven days a week and updated at least monthly.
       Keystone Investment Insight Line           1-800-346-3858, Press 2
       Keystone Balanced Fund (K-1) Update        Press 6

PAGE 3
---------------------------------

              A Discussion With
              Your Fund Manager
         [photo of Walter McCormick]

     Walter McCormick is senior portfolio manager of your Fund and leads Keystone's core equity stock team. A Chartered Financial Analyst, Mr.
 McCormick holds an MBA from Rutgers University and has more than 25 years of investment management experience. Barbara McCue, senior portfolio manager in the high grade bond area, manages the fixed-income portion of the portfolio.
  Together they focus on selecting income-producing stocks and high quality bonds for your Fund.

Q How would you characterize the market conditions of the past six months?

A The positive economic and market environment in the U.S. during the first six months of 1995 continued during the second half of the year. Strong corporate earnings persisted, interest rates generally declined, inflation remained under control and stock prices were still fairly valued. While the debate over balancing the federal budget caused some uncertainty for bond investors, the Federal Reserve Bank's accommodative policy had a positive effect and interest rates declined. Elsewhere in the world, the economic picture remained weak, adding to the attractiveness of the U.S. markets. 1995 was an ideal environment for U.S. stocks and bonds and the markets' performance reflected it.

---------------------
(2)Lipper Analytical Services, Inc., an independent mutual fund rating service. The average one-year return of 249 balanced funds was 25.16% as of December 31, 1995. Lipper ranks funds based on total returns, which includes reinvestment of dividends and does not include the effects of sales charges. Past performance is no guarantee of future results.

Q How did the Fund perform?

A We believe the Fund provided excellent results, especially considering its conservative approach. We manage the Fund for consistent returns with income by investing in a combination of established companies and quality bonds. This approach has historically resulted in respectable total returns year after year. However, 1995 was an unusually good year. Aggressive growth stock strategies returned more than 30% and bonds delivered double-digit total returns, including income and price changes. While the Fund did not invest in aggressive growth or high risk investments, it provided very attractive returns that outperformed the average balanced fund according to Lipper Analytical Services, Inc.(2)

Q How did you manage the Fund?

A For our stock holdings, selection was key to positive performance. We emphasized dividend-paying stocks of selected well established U.S. companies. These tended to be stable growth companies with a history of consistent earnings progress. As the economy appeared to be slowing in the second half of 1995, we expected many of these companies with steady earnings histories to be in favor. We think these companies should continue to be sought after, especially if earnings at other companies slow. We think the Fund was ideally positioned to benefit from this environment during the six-month period. In the bond portion of the portfolio, we lengthened the average maturity to benefit from declining interest rates.

Fund Profile
Objective: Seeks income and growth from a quality selection of stocks and bonds.
Number of stocks: 124
Average bond rating: AAA
Assets: $1,471 million
Commencement of investment operations: September 11, 1935
Newspaper listing: BalnceK1

PAGE 4
---------------------------------
Keystone Balanced Fund (K-1)

Keystone's Balanced Fund Approach
Stocks
(bullet) Seasoned, financially sound companies
(bullet) Companies with consistent earnings histories
(bullet) Holdings are required to pay dividends
Bonds
(bullet) Quality corporate, government and mortgage-backed securities (bullet) Focus on bonds rated in top 4 categories (AAA, AA, A, BBB) (bullet) Contribute major portion of quarterly dividend

Q You focus on stable growth companies. What are they?

A Stable growth companies--also known as noncyclicals--tend to be less affected by swings in the economic cycle. These companies tend to grow regardless of the state of the economy. At Keystone, we often refer to the stocks of stable growth companies as "ruler stocks." If we plot their earnings-per-share over time, it typically results in a straight, upward sloping line. Their growth tends to be steady and consistent. Gillette is among the Fund's top holdings and is a good example of a "ruler stock" (see chart).

  Our focus on stable growth company stocks led us to emphasize the drugs, oil, finance, chemicals and capital goods areas.

Q Tell us about the Fund's holdings of drug stocks.

A We continued to maintain an emphasis in this area. Similar to other industries, the pharmaceutical industry has had to cut costs and increase productivity to remain competitive. The pressures of health care reform, global competition and an inability to raise prices significantly have caused change and created opportunities at many drug companies. We held several well known names including Johnson & Johnson, Merk & Co., and Pfizer.

Q You added some new names to the portfolio in the financial services area.
Why?

A We invested in several financial services stocks such as banks, brokerage and mortgage companies. At the end of the period, financial stocks accounted for 5% of net assets. 1995 was a particularly advantageous time for financial services companies. These companies enjoyed the rewards of declining interest rates, and bank stocks benefited from the consolidation of the industry. We added BankAmerica to the portfolio. We also invested in Donaldson Lufkin & Jenrette, a brokerage firm that we believed was undervalued, and PMI Group, a private mortgage insurance company.

Q Chemical stocks continued to be among the Fund's top industry holdings. What opportunities did you find there?

A Chemical stocks comprised about 5% of net assets as of December 31, 1995. Some of the best performing

[typeset representation of line chart]

"Ruler Stocks"
Historical Earnings of Gillette

         Earnings per share
1986     $0.36
1987      0.50
1988      0.61
1989      0.67
1990      0.80
1991      0.87
1992      1.15
1993      1.33
1994      1.57
1995      1.65
1996      2.15
Est.

Share price
Dec. 29, 1995...52 1/8

[end chart]

PAGE 5
---------------------------------

Top 5 Equity Industries
as of December 31, 1995

                     Percentage of
Industry               net assets
 -----------------------------------
Drugs                     6.9
 -----------------------------------
Oil                       6.6
 -----------------------------------
Finance                   5.3
 -----------------------------------
Chemicals                 5.1
 -----------------------------------
Capital goods             4.6
 -----------------------------------

stocks were those of fertilizer companies and large chemical companies that produce agricultural products, such as Monsanto. There are relatively few companies that produce chemicals for agricultural purposes. These companies have developed products that we believe are in demand. The chemical companies in the portfolio generated solid, steady earnings and were strong contributors to your Fund's total return.

Q You also continued to hold convertible securities. What made them attractive?

A We emphasized convertible securities for their attractive yields and price appreciation potential. Approximately 4% of the Fund's net assets were invested in convertible securities. They were strong performers during the twelve-month period. These securities are convertible into common stock at predetermined prices. As a result, their prices tend to rise along with increases in common stock prices. Alco Standard, a convertible preferred stock holding, is a marketer and distributor of paper products. Its AOP division is the largest office products dealer network in the world.

Q How did the economic environment affect bonds?

A The economic environment continued to remain positive for bonds during the second half of 1995. Overall, economic growth remained modest. This contributed to the low inflation environment, which has historically been favorable for bonds. As a result, interest rates trended down and bond prices rose.

Q How did you manage the Fund's bond holdings in this environment?

A In the first half of 1995, we increased the quality of the portfolio and extended the portfolio's average maturity to 10.5 years. We continued with this approach because we believed the economy would proceed on a slow growth track. We also maintained the portfolio's high quality composition by holding higher rated corporate bonds and U.S. Treasury securities. Historically, higher quality bonds have tended to perform better than lower rated securities during times of moderate economic growth and declining interest rates.

Asset Allocation
as of December 31, 1995

[typeset representation of pie chart]

Bonds                     (38%)
Stocks                    (60%)
Cash(3)                    (2%)

(as a percent of portfolio assets)

[end pie chart]

(3)Includes short-term investments and other assets and liabilities.

PAGE 6
---------------------------------
Keystone Balanced Fund (K-1)

Q How did this strategy contribute to the Fund's performance?

A Lengthening the portfolio's maturity helped performance as interest rates continued to decline during the period. Bonds with longer term maturities have typically provided better price appreciation than shorter term bonds as interest rates decline. Lower quality investment grade corporate bonds--those rated BBB--outperformed higher quality bonds--those rated AAA, AA, and A. This strong performance by BBB-rated bonds generally surprised investors in 1995. Our holdings of higher grade bonds provided positive, but modest results compared to investors who had significant holdings of BBB-rated bonds. Nevertheless we maintained high quality and diversification in the bond portion of the portfolio with an average rating of AAA.

Q What are the long-term advantages of investing in a portfolio of stocks and bonds?

A Historically, portfolios comprised of a combination of high quality stocks and bonds have provided more stability and consistent returns than an investment only in stocks or bonds. By carefully allocating investments between stocks and bonds, we believe the risks associated with any one class of securities can be moderated. In the past twenty years, for example, there were three calendar years in which the Standard and Poor's 500 Index generated negative returns. In each of those years, the Lehman Aggregate Bond Index reported positive, respectable gains. For Keystone Balanced Fund (K-1), this balanced approach has resulted in positive performance in 19 out of the last 21 years.

Q What is your outlook?

A Our outlook remains cautiously optimistic. We believe moderate economic growth, low inflation, and stable-to-declining interest rates should create an attractive environment for your Fund's investments. In a slower growing economy, we believe investors will pay more for the consistent earnings that these types of companies tend to generate. While we think stock prices may rise over the next six to twelve months, we do not expect stocks to duplicate the very strong gains they generated in 1995. We believe your Fund's flexibility and its emphasis on income-producing investments should provide it with the potential to produce above-average returns over the long term.

Top 10 Holdings
as of December 31, 1995

                                                         Percent of
Stocks                    Industry                       net assets
--------------------------------------------------------------------
General Electric          Capital goods                     3.9
--------------------------------------------------------------------
Johnson & Johnson         Drugs                             2.4
--------------------------------------------------------------------
Monsanto                  Chemicals                         2.0
--------------------------------------------------------------------
AT&T                      Telecommunications                1.7
--------------------------------------------------------------------
Chevron                   Oil                               1.7
--------------------------------------------------------------------
Bonds
--------------------------------------------------------------------
U. S. Treasury bonds, 7.875%, mat. 2021                     5.0
--------------------------------------------------------------------
U. S. Treasury notes, 5.125%, mat. 1998                     2.9
--------------------------------------------------------------------
Federal National Mortgage Assoc., 6.50%, mat. 2010          2.2
--------------------------------------------------------------------
U. S. Treasury notes, 7.750%, mat. 2000                     2.0
--------------------------------------------------------------------
U. S. Treasury bonds, 9.375%, mat. 2006                     1.2
--------------------------------------------------------------------

                                  [diamond]

                 This column is intended to answer questions
                   about your Fund. If you have a question
                  you would like answered, please write to:
               Keystone Investment Distributors Company, Inc.,
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 7
---------------------------------

Your Fund's Performance

[typeset representation of mountain chart]

Growth of an investment in
Keystone Balanced Fund (K-1)

         Initial Investment       Reinvested Distributions
12/85    $10,000                  $10,000
           9,363                   11,662
12/87      8,639                   12,094
           9,039                   13,489
12/89     10,011                   16,165
           9,201                   15,877
12/91     10,832                   19,687
          10,475                   20,375
12/93     10,702                   22,479
           9,708                   21,427
12/95     11,782     Total Value: $27,240

A $10,000 investment in Keystone Balanced Fund (K-1) made on December 31, 1985 with all distributions reinvested was worth $27,240 on December 31, 1995. Past performance is no guarantee of future results.

[end mountain chart]

The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Six-Month Performance        as of December 31, 1995
-----------------------------------------------------
Total return*                          11.47%
Net asset value  6/30/95              $10.09
                12/31/95              $10.91
Dividends                             $ 0.18
Capital gains                         $ 0.14

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record                          as of December 31, 1995
-------------------------------------------------------------------
                                         If you          If you did
Cumulative total return                redeemed          not redeem
1-year                                    24.13%              27.13%
5-year                                    71.57%              71.51%
10-year                                  172.40%             172.40%
Average annual total return
1-year                                    24.13%              27.13%
5-year                                    11.40%              11.40%
10-year                                   10.54%              10.54%

  You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 8
---------------------------------
Keystone Balanced Fund (K-1)

                                   Glossary of
                                Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 9
---------------------------------

SCHEDULE OF INVESTMENTS--December 31, 1995
(Unaudited)

                                                                  Market
                                                 Shares           Value
 ---------------------------------------------------------------------------
COMMON STOCKS (57.8%)
AMUSEMENTS (0.1%)
 ITT Corp.                                        33,400       $  1,770,200
 ---------------------------------------------------------------------------
ADVERTISING & PUBLISHING (0.6%)
  Donnelly (R.R.) & Sons Co.                      70,000          2,756,250
  Dun & Bradstreet Corp.                          48,600          3,146,850
  Gannett, Inc.                                   46,800          2,872,350
 ---------------------------------------------------------------------------
                                                                  8,775,450
 ---------------------------------------------------------------------------
AEROSPACE (2.2%)
  Boeing Co. (The)                               270,500         21,200,437
  Honeywell, Inc.                                 49,600          2,411,800
  Raytheon Co.                                    68,000          3,213,000
  Rockwell International Corp.                    50,000          2,643,750
  United Technologies Corp.                       31,100          2,950,613
 ---------------------------------------------------------------------------
                                                                 32,419,600
 ---------------------------------------------------------------------------
AUTOMOTIVE (1.2%)
  Ford Motor Co.                                 220,000          6,380,000
  General Motors Corp.                           150,000          7,931,250
  Genuine Parts Co.                               62,025          2,543,025
 ---------------------------------------------------------------------------
                                                                 16,854,275
 ---------------------------------------------------------------------------
CAPITAL GOODS (4.6%)
  Deere & Co.                                     60,000          2,115,000
  Emerson Electric Co.                            54,000          4,414,500
  General Electric Co.                           796,000         57,311,994
  Ingersoll-Rand Co.                              50,500          1,773,813
  Johnson Controls, Inc.                          18,500          1,271,875
  Sundstrand Corp.                                17,000          1,196,375
 ---------------------------------------------------------------------------
                                                                 68,083,557
 ---------------------------------------------------------------------------
CHEMICALS (5.1%)
  Air Products & Chemicals, Inc.                  28,000          1,477,000
  Dow Chemical Co.                               133,200          9,373,950
  Du Pont (E.I.) de Nemours & Co.                131,000          9,153,625
  Grace (W.R.) & Co.                              39,500          2,335,438
  Hercules, Inc.                                  39,000          2,198,625
  Monsanto Co.                                   233,400         28,591,500
  PPG Industries, Inc.                           456,000         20,862,000
  Union Carbide Corp.                             30,000          1,125,000
 ---------------------------------------------------------------------------
                                                                 75,117,138
 ---------------------------------------------------------------------------
CONSUMER GOODS (2.7%)
  Avon Products, Inc.                             16,300       $  1,228,613
  Eastman Kodak Co.                               78,500          5,259,500
  Gillette Co.                                   400,000         20,850,000
  International Flavors & Fragrances, Inc.        48,000          2,304,000
  Procter & Gamble Co.                           110,000          9,130,000
  Whirlpool Corp.                                 29,800          1,586,850
 ---------------------------------------------------------------------------
                                                                 40,358,963
 ---------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.9%)
  Allied-Signal, Inc.                             71,300          3,386,750
  Corning, Inc.                                   61,200          1,958,400
  ITT Industries, Inc.                            33,400            801,600
  Minnesota Mining & Manufacturing Co.            80,000          5,300,000
  Tenneco, Inc.                                   25,000          1,240,625
 ---------------------------------------------------------------------------
                                                                 12,687,375
 ---------------------------------------------------------------------------
DRUGS (6.9%)
  Abbott Laboratories                            168,000          7,014,000
  American Home Products Corp.                    90,000          8,730,000
  Baxter International, Inc.                      47,400          1,984,875
  Bristol-Myers Squibb Co.                        55,000          4,723,125
  Guidant Corp.                                   77,432          3,271,502
  Johnson & Johnson                              405,200         34,695,250
  Lilly (Eli) & Co.                               87,626          4,928,962
  Merck & Co.                                    213,000         14,004,750
  Pfizer, Inc.                                   145,200          9,147,600
  Schering-Plough Corp.                          102,400          5,606,400
  SmithKline Beecham PLC, ADR                     57,200          3,174,600
  Warner-Lambert Co.                              42,000          4,079,250
 ---------------------------------------------------------------------------
                                                                101,360,314
 ---------------------------------------------------------------------------
ELECTRONICS PRODUCTS (0.8%)
  AMP, Inc.                                       50,000          1,918,750
  Foster Wheeler Corp.                            70,000          2,975,000
  Texas Instruments Inc.                         100,000          5,175,000
  Thomas & Betts Corp.                            20,000          1,475,000
 ---------------------------------------------------------------------------
                                                                 11,543,750
 ---------------------------------------------------------------------------
FINANCE (5.3%)
  American Express Co.                           100,000          4,137,500

                                                        (continued on next page)

PAGE 10
---------------------------------
Keystone Balanced Fund (K-1)

                                                                  Market
                                                 Shares           Value
 ---------------------------------------------------------------------------
FINANCE (continued)
  Banc One Corp.                                  55,000       $ 2,076,250
  Bank of Boston Corp.                           160,000         7,400,000
  BankAmerica Corp.                              346,960        22,465,660
  Chemical Banking Corp.                         113,941         6,694,034
  Donaldson, Lufkin & Jenrette, Inc.              73,500         2,296,875
  Federal Home Loan Mortgage Corp.               103,600         8,650,600
  Federal National Mortgage Association           50,000         6,206,250
  Fleet Financial Group, Inc.                     60,000         2,445,000
  Merrill Lynch & Co., Inc.                       42,000         2,142,000
  Morgan (J.P.) & Co., Inc.                       42,000         3,370,500
  PMI Group                                       53,600         2,425,400
  Salomon Inc.                                    60,000         2,130,000
  Wells Fargo & Co.                               24,200         5,227,200
 ---------------------------------------------------------------------------
                                                                77,667,269
 ---------------------------------------------------------------------------
FOODS (3.2%)
  Anheuser-Busch Cos., Inc.                       52,000         3,477,500
  CPC International, Inc.                         46,800         3,211,650
  General Mills, Inc.                             30,000         1,732,500
  Heinz (H.J.) Co.                                79,200         2,623,500
  Kellogg Co.                                     44,000         3,399,000
  PepsiCo., Inc.                                 145,000         8,101,875
  Philip Morris Cos., Inc.                       227,100        20,552,550
  Sara Lee Corp.                                  86,000         2,741,250
  UST, Inc.                                       46,200         1,541,925
 ---------------------------------------------------------------------------
                                                                47,381,750
 ---------------------------------------------------------------------------
INSURANCE (2.0%)
  Aetna Life & Casualty Co.                       30,000         2,077,500
  American General Corp.                          64,892         2,668,702
  CIGNA Corp.                                     20,000         2,065,000
  GCR Holdings, Ltd.                              58,400         1,306,700
  General Reinsurance Corp.                       95,000        14,725,000
  ITT Hartford Group, Inc.                        33,400         1,615,725
  SAFECO Corp.                                    68,200         2,357,163
  St. Paul Cos., Inc.                             40,000         2,225,000
  Transamerica Corp.                              14,000         1,020,250
 ---------------------------------------------------------------------------
                                                                30,061,040
 ---------------------------------------------------------------------------
METALS & MINING (0.4%)
  Aluminum Co. of America                         40,000         2,115,000
  Freeport-McMoRan, Inc.                          56,138         1,578,881
 ---------------------------------------------------------------------------
METALS & MINING (continued)
  Phelps Dodge Corp.                              22,000       $ 1,369,500
  Reynolds Metals Co.                             24,400         1,381,650
 ---------------------------------------------------------------------------
                                                                 6,445,031
 ---------------------------------------------------------------------------
NATURAL GAS (1.4%)
  Enron Corp.                                     54,000         2,058,750
  Enron Global Power & Pipelines LLC             101,500         2,524,813
  Sonat, Inc.                                    455,000        16,209,375
 ---------------------------------------------------------------------------
                                                                20,792,938
 ---------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (0.9%)
  IBM Corp.                                      111,000        10,184,250
  Xerox Corp.                                     20,923         2,866,451
 ---------------------------------------------------------------------------
                                                                13,050,701
 ---------------------------------------------------------------------------
OIL (6.6%)
  Amoco Corp.                                     96,600         6,943,125
  Atlantic Richfield Co.                         144,500        16,003,375
  Chevron Corp.                                  463,600        24,339,000
  Exxon Corp.                                     63,500         5,087,938
  Mobil Corp.                                    155,400        17,404,800
  Occidental Petroleum Corp.                     157,000         3,355,875
  Royal Dutch Petroleum Co.                       70,100         9,892,863
  Texaco, Inc.                                   150,000        11,775,000
  Unocal Corp.                                   100,000         2,912,500
 ---------------------------------------------------------------------------
                                                                97,714,476
 ---------------------------------------------------------------------------
OIL SERVICES (0.7%)
  Halliburton Co.                                 45,200         2,288,250
  Schlumberger, Ltd.                              31,100         2,153,675
  Union Pacific Resources Group, Inc.            205,500         5,214,563
 ---------------------------------------------------------------------------
                                                                 9,656,488
 ---------------------------------------------------------------------------
PAPER & PACKAGING (1.7%)
  Georgia-Pacific Corp.                           30,800         2,113,650
  International Paper Co.                         57,000         2,158,875
  Kimberly-Clark Corp.                            34,800         2,879,700
  Schweitzer Mauduit International, Inc.           3,480            80,475
  Union Camp Corp.                                25,500         1,214,438
  Weyerhaeuser Co.                               370,350        16,017,638
 ---------------------------------------------------------------------------
                                                                24,464,776
 ---------------------------------------------------------------------------

PAGE 11
---------------------------------

                                                                  Market
                                                 Shares           Value
 ---------------------------------------------------------------------------
REAL ESTATE (1.5%)
  Beacon Properties (R.E.I.T.)                   700,000       $ 16,100,000
  Liberty Property Trust (R.E.I.T.)              100,000          2,075,000
  Patriot American Hospitality, Inc. (R.E.I.T.)   40,000          1,030,000
  Spieker Properties (R.E.I.T.)                  100,000          2,512,500
 ---------------------------------------------------------------------------
                                                                 21,717,500
 ---------------------------------------------------------------------------
RETAIL (0.5%)
  May Department Stores Co.                       60,000          2,535,000
  Melville Corp.                                  60,000          1,845,000
  Sears, Roebuck and Co.                          70,000          2,730,000
 ---------------------------------------------------------------------------
                                                                  7,110,000
 ---------------------------------------------------------------------------
SERVICES (0.7%)
  Block (H&R), Inc.                               37,200          1,506,600
  Browning-Ferris Industries, Inc.               290,000          8,555,000
 ---------------------------------------------------------------------------
                                                                 10,061,600
 ---------------------------------------------------------------------------
SOFTWARE SERVICES (0.6%)
  Computer Associates International, Inc.        150,000          8,531,250
 ---------------------------------------------------------------------------
TELECOMMUNICATIONS (3.6%)
  Ameritech Corp.                                124,000          7,316,000
  AT&T Corp.                                     383,000         24,799,250
  Bell Atlantic Corp.                             90,000          6,018,750
  GTE Corp.                                      162,000          7,128,000
  NYNEX Corp.                                     88,088          4,756,752
  Sprint Corp.                                    75,480          3,009,765
 ---------------------------------------------------------------------------
                                                                 53,028,517
 ---------------------------------------------------------------------------
TRANSPORTATION (2.3%)
  Conrail, Inc.                                   30,000          2,100,000
  CSX Corp.                                      306,000         13,961,250
  Norfolk Southern Corp.                         190,000         15,081,250
  Union Pacific Corp.                             46,800          3,088,800
 ---------------------------------------------------------------------------
                                                                 34,231,300
 ---------------------------------------------------------------------------
UTILITIES (1.3%)
  American Electric Power Co., Inc.               39,500       $  1,599,750
  Central & South West Corp.                      40,600          1,131,725
  Consolidated Edison Co. of
  New York, Inc.                                  74,000          2,368,000
  Dominion Resources, Inc.                        31,050          1,280,813
  Duke Power Co.                                  42,000          1,989,750
  Florida Progress Corp.                          71,400          2,525,775
  FPL Group, Inc.                                 27,000          1,252,125
  Houston Industries, Inc.                        86,800          2,104,900
  Public Service Enterprise Group, Inc.           54,969          1,683,426
  Texas Utilities Co.                             44,105          1,813,818
  Unicom Corp.                                    36,000          1,179,000
 ---------------------------------------------------------------------------
                                                                 18,929,082
 ---------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost--$536,399,555)                                           849,814,340
 ---------------------------------------------------------------------------
CONVERTIBLE/PREFERRED STOCKS (2.5%)
  Alco Standard Corporation $5.04 Series          55,000          4,702,500
  Alco Standard Corp. Series AA                  200,000         20,300,000
  Allstate Corp. exchangeable note                64,200          2,632,200
  Chrysler Corp., $4.625
   (4/30/92--$606,475) (a)                        10,000          1,532,500
  Rouse Co., $3.25, Conv. Series A               125,000          6,453,125
  St. Paul Companies, Inc.                        25,000          1,406,250
 ---------------------------------------------------------------------------
TOTAL CONVERTIBLE/PREFERRED STOCKS
  (Cost--$24,056,839)                                          $ 37,026,575
 ---------------------------------------------------------------------------

                                                        (continued on next page)

PAGE 12
---------------------------------
Keystone Balanced Fund (K-1)

SCHEDULE OF INVESTMENTS--December 31, 1995
(Unaudited)

                                                                  Interest    Maturity      Par        Market
                                                                    Rate        Date       Value        Value
---------------------------------------------------------------------------------------------------------------
FIXED INCOME (37.8%)
CONVERTIBLE BONDS (1.6%)
INSURANCE (1.1%)
 Equitable Companies, Inc.                Conv. Deb. (Subord.)       6.13%      2024   $14,400,000  $16,200,000
---------------------------------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (0.4%)
 Staples, Inc.                            Conv.                      4.50       2001     5,250,000    5,250,000
---------------------------------------------------------------------------------------------------------------
SERVICES (0.1%)
 United States Filter Corporation         Conv. Notes                6.00       2005     2,000,000    2,290,000
---------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost--$21,650,000)                                                          23,740,000
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS & NOTES (4.3%)
CONSUMER GOODS (0.4%)
 Procter & Gamble, ESOP                   Deb. Series A              9.36       2021     5,000,000    6,387,500
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.4%)
 General Electric Capital Corporation     Notes                      8.75       2007     4,825,000    5,820,832
---------------------------------------------------------------------------------------------------------------
DRUGS (0.4%)
 Merck & Company, Inc.                    Debentures                 6.75       2005     5,825,000    6,115,551
---------------------------------------------------------------------------------------------------------------
MEDIA (0.2%)
 Cox Communications Inc.                  Notes                      6.50       2002     3,000,000    3,052,860
---------------------------------------------------------------------------------------------------------------
OIL (0.8%)
Atlantic Richfield Co.                    Deb.                       9.88       2016     6,000,000    8,109,540
 Occidental Petroleum Corp.               Sr. Notes                 11.13       2010     2,600,000    3,586,180
---------------------------------------------------------------------------------------------------------------
                                                                                                     11,695,720
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.6%)
 AT&T Corp.                               Notes                      7.50       2006     6,000,000    6,353,820
 Ameritech Capital Funding Corp.          Deb.                       7.50       2005     6,000,000    6,610,680
 Southwestern Bell Telephone              Deb.                       7.00       2015     6,850,000    7,180,512
 US West Communications                   Shelf 7                    6.38       2002     2,500,000    2,563,900
---------------------------------------------------------------------------------------------------------------
                                                                                                     22,708,912
---------------------------------------------------------------------------------------------------------------
UTILITIES (0.5%)
Rural Electric Coop.                      Grantor Trust              8.67       2018     4,000,000    4,784,400
                                          Certificates
System Energy Resources, Inc.             FMB                       11.38       2016     2,568,000    2,755,926
---------------------------------------------------------------------------------------------------------------
                                                                                                      7,540,326
---------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost--$60,472,234)                                                   63,321,701
---------------------------------------------------------------------------------------------------------------


PAGE 13
----------------------------------------

SCHEDULE OF INVESTMENTS--December 31, 1995
(Unaudited)

                                                                   Interest    Maturity      Par        Market
                                                                    Rate        Date       Value        Value
---------------------------------------------------------------------------------------------------------------
BANK & FINANCE BONDS & NOTES (4.9%)
Associates Corp. of North America         Deb.                       7.50%      1999    $6,250,000  $ 7,298,125
AT & T Universal Card Master Trust        Asset Backed
                                          Certificates               5.95       2002     6,000,000    6,052,500
Barnett Banks Inc.                        Med. Term Notes           10.88       2003     4,500,000    5,678,055
Chemical Bank Card Master Trust           Deb.                       6.23       2003     5,000,000    5,110,900
Dean Witter Discover & Co.                Notes (Subord.)           10.88       1999     5,000,000    5,240,500
Donaldson, Lufkin & Jenrette              Deb.                       6.88       2005     1,250,000    1,281,263
European Investor Bank                    Deb.                       9.13       1997     5,000,000    5,873,050
First Security Grantor Trust              Sub. Notes                 6.25       2001     5,000,000    3,934,137
Fleet Mortgage Securities, Inc.           Notes                      6.13       1997     3,000,000    3,018,390
Huntington Bankshares, Inc.               Deb.                       5.68       1998     6,500,000    6,513,520
International Bank For Reconstruction
  and Development                         Bond                       8.25       2016     6,850,000    8,303,502
Morgan Stanley Group, Inc.                Notes                      7.79       1997     6,000,000    6,142,800
Old Kent Auto Receivables Trust           Notes                      6.20       2001     3,500,000    3,003,776
Olympic Auto Trust 1996                   ABS (Subord.)              6.20       2002     6,000,000    5,665,433
---------------------------------------------------------------------------------------------------------------
TOTAL BANK & FINANCE BONDS & NOTES (Cost--$70,458,682)                                               73,115,951
---------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.7%)
Advanta Home Equity Loan Trust (Est.
  Mat. 2004) (b)                          Series 1991-2 Class A      8.80       2006         6,087        6,276
AFC Mortgage Loan Trust                   Series 1995 1
  (Est. Mat. 2005) (b)                     Certificate Class A       8.05       2026     3,003,951    3,064,961
Contimortgage Home Equity Loan            Series 1995 4 Class
                                          A4                         6.33       2010     5,000,000    5,009,375
Criimi Mae Financial Corp.                CMO                        7.00       2033     1,997,836    1,993,466
FNMA (Est. mat. 2006) (b)                 Remic Trust 1993 38L       5.00       2022     2,500,000    2,188,000
FNMA (Est. mat. 2002) (b)                 Remic Trust 1992 181
                                           Class P                   6.50       2021     6,000,000    5,885,160
FNMA (Est. mat. 2001) (b)                 Remic Trust 1993 156
                                           Class B                   6.50       2018     5,000,000    4,884,350
Merrill Lynch Mortgage Investors, Inc.
  (Est. Mat. 2001) (b)                    Series 92B Class B         8.50       2012     2,306,300    2,414,973
Merrill Lynch Mortgage Investors, Inc.
  (Est. Mat. 2004) (b)                    Series 92D Class B         8.50       2017     2,736,891    2,877,267
Merrill Lynch Mortgage Investors, Inc.
  (Est. Mat. 2004) (b)                    Series 91D Class B         9.85       2011     5,000,000    5,569,450
Merrill Lynch Mortgage Investors, Inc.
  (Est. Mat. 2004) (b)                    Series 1995 Class A3       7.79       2021       993,670    1,022,859
Paine Webber Mortgage Acceptance Corp.    Series 1993 5 Class
  IV (Est. Mat. 1999) (b)                 A3                         6.88       2008     2,287,527    2,290,386
Resolution Funding Corp.
  (6/18/92--$729,615)
  (Est. Mat. 2000)(b)(c)                  Series 2-B-4               7.97       2004       752,920      695,419

                                                                                       (continued on next page)

PAGE 14
--------------------------------------
Keystone Balanced Fund (K-1)

SCHEDULE OF INVESTMENTS--December 31, 1995
(Unaudited)

                                                                  Interest    Maturity      Par        Market
                                                                    Rate        Date       Value        Value
---------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
University Support Services, Inc.
  (Est. Mat. 2003) (b)                    Series 1992 Class D       9.17%       2007   $ 1,860,000  $ 1,864,650
---------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$38,326,573)                                        39,766,592
---------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (1.8%)
Bayer Corp (a)                            Notes                     7.13        2015     5,000,000    5,316,450
Dresdner Bank AG                          Sub. Notes                7.25        2015     6,000,000    6,399,720
Ireland (Republic of)                     Deb.                      7.88        2001     5,000,000    5,500,200
Ontario Province, Canada                  Deb.                      7.00        2005     6,000,000    6,336,900
 See Notes to Financial
  Statements.Wharf International
  Capital                                 Guaranteed Notes          8.88        2004     3,000,000    3,221,580
---------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$25,882,480 )                                              26,774,850
---------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (NON U.S. DOLLARS) (0.9%)
Germany (Republic of)
  (Cost $12,382,444)                      Deb.                      6.88        2005    17,000,000   12,551,202
                                                                                      Deutsche Mark
---------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH CERTIFICATES (6.0%)
FHLMC Pool #B00366                                                  7.95        2004     5,000,000    5,176,550
FNMA Pool #050973                                                   6.00        2009     4,310,109    4,265,629
FNMA Pool #056986                                                   6.00        2009     3,448,700    3,413,109
FNMA Pool #190911                                                   6.00        2009     6,622,956    6,554,607
FNMA Pool #250008                                                   6.00        2009     2,238,188    2,215,090
FNMA Pool #283580                                                   7.00        2024     7,092,149    7,149,737
FNMA Pool #283689                                                   7.00        2024     2,935,185    2,959,019
FNMA Pool #284365                                                   7.00        2024     3,841,309    3,872,500
FNMA Pool #284376                                                   7.00        2024     6,627,840    6,681,658
FNMA Pool #303119                                                   6.00        2009     4,938,406    4,887,442
FNMA Pool #303664                                                   6.50        2010    31,668,963   31,827,308
GNMA Pool #352906                                                   7.00        2024       333,357      337,314
GNMA Pool #383754                                                   7.50        2024     4,501,677    4,631,099
GNMA Pool #389229                                                   7.50        2024     4,667,477    4,801,667
---------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE PASS-THROUGH CERTIFICATES (Cost--$86,735,227)                                         88,772,729
---------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (15.6%)
Federal Home Loan Mortgage Corp.          Deb.                      7.83        2004     2,000,000    2,069,280
Federal Home Loan Mortgage Corp.          Deb.                      7.15        2005     8,000,000    8,122,480
FNMA                                      Deb.                      8.55        2004    10,000,000   10,540,600
U.S. Treasury Bonds                                                 9.38        2006    13,250,000   17,028,370
U.S. Treasury Bonds                                                 9.25        2016     8,675,000   11,924,048
U.S. Treasury Bonds                                                 7.88        2021    59,950,000   73,823,030
U.S. Treasury Notes                                                 5.13        1998    43,000,000   42,852,078
U.S. Treasury Notes                                                 6.38        2002     8,000,000    8,388,720


PAGE 15
----------------------------------------------

SCHEDULE OF INVESTMENTS--December 31, 1995
(Unaudited)

                                                                   Interest    Maturity      Par        Market
                                                                    Rate        Date       Value        Value
------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (continued)
U.S. Treasury Notes                                                 7.75%       2000   $27,170,000  $   29,513,413
U.S. Treasury Notes                                                 7.88        2004    10,000,000      11,575,000
U.S. Treasury Notes                                                 7.50        2002    12,000,000      13,305,000
------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (Cost--$222,374,245 )                               229,142,019
------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$538,281,885)                                                                544,633,842
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.7%)
REPURCHASE AGREEMENTS (0.7%)
Investments in repurchase agreements, in a joint trading
  account, purchased 12/29/95, 6.21%, maturing 01/02/96
  (Cost $10,139,000) (d)                                                                                10,139,000
------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost--$10,139,000)                                                        10,139,000
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$1,108,877,279)                                                             1,454,164,959
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.2%)                                                                17,214,357
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                                 $1,471,379,316
------------------------------------------------------------------------------------------------------------------

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) The estimated maturity of a collateralized mortgage obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the date shown.

(c) All or a portion of this security is restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 10% of the value of the Fund's net assets in such securities. Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities. On the date of acquisition there was no market quotation on similar securities and the above security was valued at acquisition cost. At December 31, 1995, the fair value of this restricted security was $695,419 (0.05% of net assets). The Fund will not pay the costs of disposition of the above restricted security other than ordinary brokerage fees, if any.

(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices on December 31, 1995.

Legend of Portfolio Abbreviations

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
ADR--American Depository Receipt

See Notes to Financial Statements.

PAGE 16
---------------------------------
Keystone Balanced Fund (K-1)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                               Six Months                            Year Ended June 30,
                                 Ended
                              December 31,     ----------------------------------------------------------------
                                  1995           1995         1994          1993         1992          1991
---------------------------------------------------------------------------------------------------------------
                               (Unaudited)
Net asset value
  beginning of year                $10.09          $9.26       $10.10         $9.77        $9.16        $9.10
---------------------------------------------------------------------------------------------------------------
Income from investment
  operations
Net investment income                0.15           0.31         0.28          0.31         0.32         0.45
Net realized and
  unrealized gain (loss)
  on investments, futures
  contracts and foreign
  currency related
  transactions                       0.99           0.96        (0.37)         0.66         0.75         0.18
---------------------------------------------------------------------------------------------------------------
Total from investment
  operations                         1.14           1.27        (0.09)         0.97         1.07         0.63
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income               (0.15)         (0.31)       (0.28)        (0.31)       (0.32)       (0.50)
In excess of net
  investment income (a)             (0.03)         (0.02)       (0.07)        (0.09)       (0.14)       (0.04)
Tax basis return of
  capital                               0              0        (0.02)            0            0            0
Net realized gain on
  investments                       (0.14)         (0.02)       (0.25)        (0.24)           0        (0.03)
In excess of net
  realized gain on
  investments (a)                       0          (0.09)       (0.13)            0            0            0
---------------------------------------------------------------------------------------------------------------
Total distributions                 (0.32)         (0.44)       (0.75)        (0.64)       (0.46)       (0.57)
---------------------------------------------------------------------------------------------------------------
Net asset value end of
  year                             $10.91         $10.09        $9.26        $10.10        $9.77        $9.16
---------------------------------------------------------------------------------------------------------------
Total return (b)                    11.47%         14.20%       (1.16%)       10.39%       11.86%        7.49%
Ratios/Supplemental Data
Ratios to average net assets:
 Total expenses                      1.75%(c)       1.77%        1.71%         1.93%        1.97%        1.88%
 Net investment income               2.83%(c)       3.33%        2.81%         3.07%        3.25%        4.56%
Portfolio turnover rate                53%            88%          88%           74%          52%          60%
---------------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                  $1,471,379     $1,344,880   $1,389,810    $1,464,066   $1,184,094     $901,994
---------------------------------------------------------------------------------------------------------------

(a) Effective July 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of net investment income." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized capital gains." From January 31, 1990 until the date of adoption of the Statement of Position, distribution amounts exceeding book basis net investment income were presented as "Distributions from paid-in capital".

(b) Excluding applicable sales charge.

(c) Annualized

See Notes to Financial Statements.

PAGE 17
---------------------------------

STATEMENT OF ASSETS AND LIABILITIES--
December 31, 1995 (Unaudited)


--------------------------------------------------------------------
Assets:
Investments at market value (identified
  cost--$1,108,877,279 ) (Note 1)                     $1,454,164,959
Cash                                                              35
Receivable for:
 Investments sold                                          1,026,565
 Fund shares sold                                          4,412,040
 Dividends                                                 2,284,997
 Interest                                                  9,906,959
Prepaid expenses and other assets                             67,034
 --------------------------------------------------------------------
  Total assets                                         1,471,862,589
 --------------------------------------------------------------------
Liabilities:
Payable for:
 Unrealized depreciation on open forward currency
   contracts (Notes 1 and 5)                                  80,089
 Investments purchased                                        18,500
 Fund shares redeemed                                        115,204
Other accrued expenses                                       269,480
 --------------------------------------------------------------------
  Total liabilities                                          483,273
 --------------------------------------------------------------------
Net assets                                            $1,471,379,316
 --------------------------------------------------------------------
Net assets represented by: (Note 1)
Paid-in capital                                       $1,118,973,910
Accumulated distributions in excess of net
  investment income                                         (253,216)
Accumulated net realized gain (loss) on
  investments and foreign currency related
  transactions                                             7,448,101
Net unrealized appreciation (depreciation) on:
 Investments, foreign currency related
  transactions  and other assets and liabilities         345,290,610
 Open currency contracts                                     (80,089)
 --------------------------------------------------------------------
  Total net assets applicable to outstanding
   shares of beneficial interest ($10.91 a share
   on 134,826,780 shares outstanding) (Note 1)        $1,471,379,316
 --------------------------------------------------------------------


STATEMENT OF OPERATIONS--
Six Months Ended December 31, 1995
(Unaudited)

-----------------------------------------------------------------------------
Investment income: (Note 1)
Interest                                                      $ 19,125,318
Dividends (net of foreign withholding
  taxes of $24,697)                                             12,589,994
 ---------------------------------------------------------------------------
  Total income                                                  31,715,312
 ---------------------------------------------------------------------------
Expenses: (Notes 2 and 4)
Management fee                             $  3,181,225
Transfer agent fees                           1,672,071
Accounting, auditing and legal fees              43,554
Custodian fees                                  159,027
Printing                                         27,084
Trustees' fees and expenses                      29,280
Distribution Plan expenses                    6,909,191
Registration fees                                44,652
Insurance expense                                30,023
Miscellaneous                                    16,168
 ---------------------------------------------------------------------------
  Total expenses                                                12,112,275
 ---------------------------------------------------------------------------
Net investment income                                           19,603,037
 ---------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments and foreign
   currency related transactions:
   (Notes 1, 3 and 5)
Net realized gain on investments sold                           23,121,402
Net change in unrealized appreciation
  (depreciation) on: Investments            108,625,172
 Open currency contracts                        (80,089)
 ---------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency related
  transactions                                                 108,545,083
 ---------------------------------------------------------------------------
Net gain on investments and foreign
  currency related transactions                                131,666,485
 ---------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                                             $151,269,522
 ---------------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 18
---------------------------------
Keystone Balanced Fund (K-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                            Six Months
                                              Ended
                                           December 31,        Year Ended
                                               1995          June 30, 1995
 ---------------------------------------------------------------------------
                                              (Unaudited)
Operations:
Net investment income                     $   19,603,037     $   44,364,373
Net realized gain on investment
  transactions                                23,121,402          2,352,166
Net change in unrealized appreciation
  (depreciation)                             108,545,083        126,215,529
 ---------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                            151,269,522        172,932,068
 ---------------------------------------------------------------------------
Distributions to shareholders from:
  (Note 1)
Net investment income                        (19,603,037)       (44,364,373)
In excess of net investment income            (4,026,550)        (2,609,005)
Net realized gain on investments             (18,367,287)        (2,352,166)
In excess of net realized gain on
  investments                                          0        (12,888,642)
 ---------------------------------------------------------------------------
  Total distributions to shareholders        (41,996,874)       (62,214,186)
 ---------------------------------------------------------------------------
Capital share transactions: (Note 2)
Proceeds from shares sold                    107,656,335        147,551,759
Payments for shares redeemed                (126,512,520)      (355,376,426)
Net asset value of shares issued in
  reinvestment of distributions from:
 Net investment income and in excess
  of net investment income                    19,494,505         38,393,490
 Net realized gain on investments and
  in excess of net realized gains
   on investments                             16,588,527         13,783,386
 ---------------------------------------------------------------------------
  Net increase (decrease) in net
  assets resulting
    from capital share transactions           17,226,847       (155,647,791)
 ---------------------------------------------------------------------------
  Total increase (decrease) in net
  assets                                     126,499,495        (44,929,909)
 ---------------------------------------------------------------------------
Net assets:
Beginning of period                        1,344,879,821      1,389,809,730
 ---------------------------------------------------------------------------
End of period [including accumulated
  distributions in excess of net
  investment income of
  ($253,216)--December, 1995 and
  undistributed net investment income
  of $3,773,334--1995] (Note 1)           $1,471,379,316     $1,344,879,821
 ---------------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 19
---------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Balanced Fund (K-1) ( formerly Keystone Custodian Fund, Series K-1) (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund seeks income and growth from a quality selection of stocks and bonds.

  Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith, by or under the direction of the Board of Trustees, to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

  The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any

PAGE 20
---------------------------------
Keystone Balanced Fund (K-1)

futures contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

  Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rates of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code. Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency Obligations.

E. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value and are marked to market

PAGE 21
----------------------------------

daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net investment income to shareholders quarterly and capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment of 12b-1 expenses prior to April 1995 and treatment of mortgage paydowns.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                                Six Months Ended          Year Ended
                                               December 31, 1995        June 30, 1995
 ----------------------------------------------------------------------------------------
Shares sold                                        10,194,999             15,603,073
Shares redeemed                                   (12,155,093)           (38,034,514)
Shares issued in reinvestment of
 distributions from:
 Net investment income, in excess of net
  investment income and paid-in capital             1,890,777              4,153,267
 Net realized gain and in excess of net
  realized gain                                     1,563,481              1,519,667
 ----------------------------------------------------------------------------------------
Net increase (decrease)                             1,494,164            (16,758,507)
 ----------------------------------------------------------------------------------------

  The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

  In connection with the Distribution Plan and subject to the limitations discussed below, fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

  To the extent fund shares purchased prior to January 1, 1992 are redeemed within four calendar years of original issuance, depending upon when those shares were issued, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

  The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the

PAGE 22
---------------------------------
Keystone Balanced Fund (K-1)

Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.0% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.0% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

  KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

  Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund. During the six months ended December 31, 1995, KIDC received $625,012 in contingent deferred sales charges.

  During the six months ended December 31, 1995, the Fund paid KIDC $6,909,191 under its Distribution Plan (0.50% of the Fund's average daily net asset value during the year). During the year, KIDC received $2,850,880 after payments of commissions on new sales to dealers and others of $4,058,311.

  Under a rule of the NASD, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its distribution plan is $5,572,984 (0.38% of the Funds net asset value as of December 31, 1995).

(3.) Securities Transactions

For the six months ended December 31, 1995, cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were $720,399,878 and $732,042,499, respectively.

(4.) Investment Management and Transactions with Affiliates

  Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed daily and paid daily. The management fee is calculated at a rate of 1.5% of the Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.60% and declining as net assets increase to 0.30% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the six months ended December 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $3,181,225 which represented 0.46% of the Fund's average net assets on an annualized basis. Of such amount paid to KMI, $2,704,041 was paid to Keystone for its services to the Fund.

  During the six months ended December 31, 1995, the Fund paid or accrued $13,359 to KIRC and KIDC

PAGE 23
---------------------------------

for certain accounting services, and $1,672,071 to KIRC for transfer agent services.

(5.) Forward Foreign Currency Exchange Contracts

   At December 31, 1995, the Fund had an open currency exchange contract that obligates the Fund to deliver currency at a specified future date. The unrealized depreciation of $80,089 on this contract is included in the accompanying financial statements. The terms of the open contract are as follows:

      Exchange             Currency to         U.S. $ value          Currency to           U.S. $ value
        date              be delivered        as of 12/31/95         be received          as of 12/31/95
 ----------------------------------------------------------------------------------------------------------
05/03/96                   18,825,000           $13,166,638          $13,086,549           $13,086,549
                         Deutsche Mark
 ----------------------------------------------------------------------------------------------------------

[cover]

                                    KEYSTONE

                         [photo of water & lighthouse]

                                    BALANCED
                                   FUND (K-1)

                                [Keystone logo]

                               SEMIANNUAL REPORT
                               DECEMBER 31, 1995

                                    KEYSTONE
                                FAMILY OF FUNDS

                                   [diamond]

                              Balanced Fund (K-1)

                          Diversified Bond Fund (B-2)

                          Growth and Income Fund (S-1)

                          High Income Bond Fund (B-4)

                            International Fund Inc.

                                  Liquid Trust

                           Mid-Cap Growth Fund (S-3)

                         Precious Metals Holdings, Inc.

                            Quality Bond Fund (B-1)

                        Small Company Growth Fund (S-4)

                          Strategic Growth Fund (K-2)

                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. for a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo]  KEYSTONE
                 I N V E S T M E N T S

                 P.O. Box 2121
                 Boston, Massachusetts 02106-2121

K-1-SAR-2/96                                     [recycle logo]
65M